UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, Suite 1700, New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 278-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OLB	Nasdaq Capital Market

Item 1.01  Entry into a Material Definitive Agreement.

Amendment No. 5 to Loan and Security Agreement

On October 23, 2020, The OLB Group, Inc. (“the Company”) entered into Amendment No. 5 to Loan and Security Agreement (“Amendment No. 5”) amending the Loan and Security Agreement (as amended by Amendment No. 1 to Loan and Security Agreement dated July 30, 2018, Amendment No. 3 to Loan and Security Agreement dated February 5, 2019, Amendment No. 4 to Loan and Security Agreement dated April 24, 2020, the “Credit Agreement”), dated as of April 9, 2018, by and among the Company’s subsidiaries Securus365, Inc., eVance Capital, Inc., and eVance Inc., (the “Purchasers”) and GACP Finance Co., LLC, a Delaware limited liability company (“GACP”), as administrative agent and collateral agent (“Agent”), and as the initial sole lender thereunder. The purpose of Amendment No. 5 was to remove the financial covenant whereby the Company’s was required to have a Fixed Charge Coverage Ratio not be less than 1.20:1.00, measured in each case on a trailing twelve-month basis.

In consideration for the removal of the financial covenant requirement, the Credit Agreement was amended to include a requirement that the Company maintain a cash balance in its controlled operating bank account of not less than $1,000,000. Further, the repayment schedule under the note was amended whereby the Company paid an amount equal to $450,000 upon execution of Amendment No. 5.

For more information related to the Original Credit Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2018.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the complete text of Amendment No. 5, a copy of which is filed hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 5 to Loan and Security Agreement, dated as of October 23, 2020, by and among GACP Finance Co., LLC, as administrative agent and collateral agent, the lenders party thereto, Securus365, Inc., eVance, Inc., eVance Capital, Inc., OMNISOFT, Inc., and Crowdpay.us, Inc., as borrowers, and the Company, as parent guarantor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2020

THE OLB GROUP

By:	/s/ Ronny Yakov
Name: Title:	Ronny Yakov Chief Executive Officer